Exhibit 10.23

The Hertz Corporation

Hertz Equipment Rental Corporation

225 Brae Blvd
Park Ridge, NJ 07656

November 3, 2014

Deutsche Bank AG New York Branch,

as Administrative Agent

60 Wall Street

New York, New York 10005

Attention: Stephen Lapidus

Mizuho Bank

1251 Avenue of the Americas, 32nd Floor

New York, New York 10020

Re:                             Hertz — Designation Notice under Section 2.11

Ladies and Gentlemen:

Reference is hereby made to the Credit Agreement, dated as of March 11, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrowers, the several banks and other financial institutions from time to time parties thereto (the “Lenders”), the Administrative Agent, DBNY as collateral agent for the Lenders, DEUTSCHE BANK AG CANADA BRANCH, as Canadian agent and Canadian collateral agent for the Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, as co-collateral agent for the Lenders and the other parties thereto (capitalized terms used but not defined herein have the meanings given to such terms in the Credit Agreement).

Section 1.                                           Designation of Additional U.S. Facility Issuing Lender.  Pursuant to and in accordance with Section 2.11(f) of the Credit Agreement, MIZUHO BANK (the “Non-Extending Lender”) elects to have its Existing Commitment under the Credit Agreement under the U.S. Facility Commitment deemed to be an Extended Commitment.  As of the date hereof, the Existing Commitments of the Non-Extending Lender shall be deemed to be an Extended Commitment, all Tranche A U.S. Facility Commitments and Tranche A U.S. Facility Loans of the Non-Extending Lender shall be deemed to be Tranche B U.S.  Facility Commitments and Tranche B U.S. Facility Loans.  Pursuant to Section 2.11(f) of the Credit Agreement, the Administrative Agent hereby acknowledges and agrees to waive the 10 Business Day notice period set forth therein.

Section 2.                                           No Amendments.  This letter agreement may not be amended, modified or waived except by an instrument in writing signed by each of the parties hereto.  This letter agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement.  Delivery of an executed signature page of this letter agreement by facsimile, pdf or other customary electronic transmission shall be effective as delivery of a manually executed counterpart hereto.  This letter agreement supersedes all prior communications, written or oral, with respect to the matters contained herein.

Section 3.                                           Governing Law; etc.                                   THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE, WITH THE LAWS OF THE STATE OF NEW YORK.  To the fullest extent permitted by applicable law, each party hereto hereby irrevocably submits to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof in respect of any suit, action or proceeding arising out of or relating to the provisions of this letter agreement and irrevocably agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court.  Each party hereto hereby waives, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court, and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any action or proceeding arising out of or relating to this letter agreement.  This letter agreement shall become effective upon this letter agreement being duly executed and delivered by the parties hereto.

[Remainder of page intentionally left blank.]

Please acknowledge your agreement with the above by countersigning this letter in the signature block set forth below.

Very truly yours,

The Hertz Corporation

By:	/s/ Kelly Shryoc
Name: Kelly Shryoc
Title: Assistant Treasurer

Designation Letter

Mizuho Bank

By:	/s/ James Fayen
Name: James Fayen
Title: Deputy General Manager

Designation Letter

Acknowledged and Consented to by:

Deutsche Bank AG New York Branch,
as Administrative Agent

By:	/s/ Michael Shannon
Name: Michael Shannon
Title: Vice President

By:	/s/ Lisa Wong
Name: Lisa Wong
Title: Vice President

CC:
Wells Fargo Bank, National Association,
As Co-Collateral Agent

Designation Letter